Exhibit 99.1

NEWS BULLETIN
FOR IMMEDIATE RELEASE
August 2, 2005

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
          Jerry R. Levine o Phone: (914) 244-0292 o Fax: (914) 244-0295
--------------------------------------------------------------------------------

                     AAON REPORTS HIGHER SALES AND EARNINGS

Tulsa, OK, August 2, 2005 - AAON, Inc. (NASDAQ-AAON) today announced its operating results for the second quarter and six-month period ended June 30, 2005.

In the quarter, revenues were $45,394,000, up 5.5% from $43,019,000 during the corresponding period in 2004, and net income increased 98.9% to $3,125,000 or $0.24 per share compared to $1,571,000 or $0.12 per share for the same period a year ago. Per share earnings are on a diluted basis.

Norman H. Asbjornson, President and CEO, stated that the increase in earnings was achieved despite continued, relatively high material costs, a loss by AAON Canada, although much less than in the first quarter, and the increased cost of sales and general and administrative costs.

Net sales for the first six months of 2005 were up 9.5%, $88,174,000, compared to $80,513,000 in 2004, and earnings increased by 64.1% to $6,412,000 or $0.50 per share, compared to $3,908,000 or $0.30 per share.

Mr. Asbjornson said that "based on the first half of the year results and other relevant factors, we expect 2005 to produce both higher sales and earnings than 2004."

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.

                                      (1)

                           AAON, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                                   (unaudited)
                                                    Three Months Ended                              Six Months Ended
                                           June 30, 2005          June 30, 2004           June 30, 2005         June 30, 2004
                                          -------------------------------------------------------------------------------------
                                                            (in thousands, except share and per share data)
Net sales                                     $  45,394              $  43,019               $  88,174             $  80,513

Cost of sales                                    37,022                 36,664                  69,752                66,457
                                          ----------------       ----------------        -----------------     ----------------
      Gross profit                                8,372                  6,355                  18,422                14,056

Selling, general and
    administrative expenses                       3,863                  3,791                   8,545                 7,758
                                          ----------------       ----------------        -----------------     ----------------
     Income from operations                       4,509                  2,564                   9,877                 6,298

Interest expense                                     (4)                   (10)                     (6)                  (27)

Interest income                                      11                     83                      25                   164

Other income (expense), net                         107                    (27)                    162                   (25)
                                          ----------------       ----------------        -----------------     ----------------
Income before income taxes                        4,623                  2,610                  10,058                 6,410

Income tax provision                              1,498                  1,039                   3,646                 2,502
                                          ----------------       ----------------        -----------------     ----------------
     Net income                               $   3,125              $   1,571               $   6,412             $   3,908
                                          ================       ================        =================     ================
Earnings per share:
   Basic                                      $    0.25              $    0.13               $    0.52             $    0.31
                                          ================       ================        =================     ================
   Diluted                                    $    0.24              $    0.12               $    0.50             $    0.30
                                          ================       ================        =================     ================
Weighted average shares outstanding:
   Basic                                         12,360                 12,457                  12,373                12,470
                                          ================       ================        =================     ================
   Diluted                                       12,786                 12,967                  12,791                12,982
                                          ================       ================        =================     ================

                                      (2)

                           AAON, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                   June 30,                       December 31,
                                                                      2005                            2004
                                                            ---------------------------------------------------------
                                                                (in thousands, except share and per share data)
Assets
Current assets:
     Cash and cash equivalents                                    $      236                       $      994
     Certificate of deposit                                            2,500                            3,000
     Accounts receivable, net                                         27,731                           27,121
     Inventories, net                                                 23,210                           20,868
     Prepaid expenses and other                                          231                              478
     Deferred tax assets                                               4,343                            3,537
                                                            ------------------------         ------------------------
Total current assets                                                  58,251                           55,998
                                                            ------------------------         ------------------------
Property, plant and equipment
     Land                                                              2,149                            2,082
     Buildings                                                        27,291                           26,805
     Machinery and equipment                                          56,788                           52,540
     Furniture and fixtures                                            5,261                            4,819
                                                            ------------------------         ------------------------
     Total property, plant & equipment                                91,489                           86,246
     Less:  accumulated depreciation                                  40,836                           37,017
                                                            ------------------------         ------------------------
     Net property, plant & equipment                                  50,653                           49,229
                                                            ------------------------         ------------------------
     Notes receivable, long-term                                          75                                -
                                                            ------------------------         ------------------------
Total assets                                                      $  108,979                       $  105,227
                                                            ========================         ========================

Liabilities and Stockholders' Equity
Current Liabilities:
     Revolving credit agreement                                          258                                -
     Current maturities of long-term debt                                108                              108
     Accounts payable                                                 11,779                           12,882
     Accrued liabilities                                              15,171                           15,069
                                                            ------------------------         ------------------------
Total current liabilities                                             27,316                           28,059
                                                            ------------------------         ------------------------
Long-term debt, less current maturities                                  116                              167
                                                            ------------------------         ------------------------
Deferred tax liabilities                                               5,528                            5,830
                                                            ------------------------         ------------------------
Stockholders' equity
     Preferred Stock, $.001 par, 5,000,000 shares
         authorized, no shares issued                                      -                                -
     Common Stock, $.004 par, 50,000,000 shares
         authorized, and 12,314,733 and 12,349,583
         issued and outstanding at June 30, 2005,
         and December 31, 2004, respectively                              49                               49
     Accumulated other comprehensive income                              156                              247
     Retained earnings                                                75,814                           70,875
                                                            ------------------------         ------------------------
Total stockholders' equity                                            76,019                           71,171
                                                            ------------------------         ------------------------
Total liabilities and stockholders' equity                        $  108,979                       $  105,227
                                                            ========================         ========================

                                      (3)

                           AAON, Inc. and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                                 Six Months                    Six Months
                                                                                    Ended                         Ended
                                                                                June 30, 2005                 June 30, 2004
                                                                          --------------------------------------------------------
                                                                                              (in thousands)
Operating Activities
     Net income                                                                      $  6,412                      $  3,908
       Adjustments to reconcile net income to net
       cash provided by operating activities:
         Depreciation                                                                   4,019                         3,088
         Provision for losses on accounts receivable                                      149                           578
         Loss on disposition of assets                                                     28                             4
         Deferred income taxes                                                         (1,108)                            -
       Changes in assets and liabilities, net of effects of acquisition:
                Accounts receivable                                                      (759)                       (1,561)
                Inventories                                                            (2,342)                       (1,862)
                Prepaid expenses and other                                                247                         1,891
                Accounts payable                                                       (1,103)                       (1,755)
                Accrued liabilities                                                       539                           711
                                                                          --------------------------------------------------------
     Net cash provided by operating activities                                          6,082                         5,002

Investing Activities
     Cash paid for acquisition                                                              -                        (1,778)
     Proceeds from sale of property, plant and equipment                                    -                            13
     Proceeds from matured certificate of deposit                                       3,000                        10,000
     Investment in certificate of deposit                                              (2,500)                       (3,500)
     Notes receivable, long-term                                                          (75)                            -
     Capital expenditures                                                              (5,471)                       (8,199)
                                                                          --------------------------------------------------------
     Net cash used in investing activities                                             (5,046)                       (3,464)

Financing Activities
     Borrowings under revolving credit agreement                                       10,971                        29,265
     Payments under revolving credit agreement                                        (10,713)                      (34,621)
     Payments on long-term debt                                                           (51)                            -
     Stock options exercised                                                              491                           632
     Repurchase of stock                                                               (2,401)                       (2,977)
                                                                          --------------------------------------------------------
     Net cash used in financing activities                                             (1,703)                       (7,701)
                                                                          --------------------------------------------------------
Effect of exchange rate of cash                                                           (91)                           (6)
                                                                          --------------------------------------------------------
Net decrease in cash                                                                     (758)                       (6,169)
                                                                          --------------------------------------------------------
Cash and cash equivalents, beginning of period                                            994                         6,186
                                                                          --------------------------------------------------------
Cash and cash equivalents, end of period                                             $    236                      $     17
                                                                          ========================================================

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